UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2018

MEREDITH CORPORATION

(Exact name of registrant as specified in its charter)

Iowa	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (515) 284-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On January 19, 2018, Meredith Corporation (“Meredith”) entered into a purchase agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC as representative of the several initial purchasers listed in Schedule A thereto (collectively, the “Initial Purchasers”), relating to the sale by Meredith of $1.4 billion aggregate principal amount of 6.875% Senior Notes due 2026 (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. Meredith expects the offering to close on or about January 31, 2018, subject to the satisfaction of customary closing conditions that include, among other things, the consummation of Meredith’s proposed acquisition of Time Inc. (“Time”).

Meredith expects to use the net proceeds from the offering of the Notes, together with drawings under the Senior Credit Facilities (defined below), proceeds from the issuance of preferred equity and cash on hand, to pay the consideration in connection with the merger and tender offer related to Meredith’s proposed acquisition of Time, refinance certain indebtedness of Meredith and Time and pay fees and expenses in connection with the foregoing transactions.

The Notes will be the general senior unsecured obligations of Meredith and will be fully and unconditionally guaranteed, jointly and severally, on a general senior unsecured basis by each of Meredith’s subsidiaries that will guarantee Meredith’s obligations under its credit facility, which consists of $1,800 million of term loans and $350 million of revolving commitments (together, the “Senior Credit Facilities”). The Notes will rank equally in right of payment with all existing and future indebtedness and all other obligations (other than subordinated indebtedness) of Meredith and senior in right of payment to any existing and future subordinated indebtedness of Meredith. The Notes will be effectively subordinated to all existing and future secured indebtedness of Meredith to the extent of the value of the assets securing such indebtedness. The Notes will be structurally subordinated to all existing and future indebtedness, claims of holders of preferred stock and other liabilities of each of Meredith’s subsidiaries that do not guarantee the Notes.

Each of the guarantees will rank equally in right of payment with each guarantor’s existing and future indebtedness and all other obligations (other than subordinated indebtedness) of such guarantor and senior in right of payment to each guarantor’s existing and future subordinated indebtedness. The guarantees will be effectively subordinated to all existing and future secured indebtedness of each guarantor to the extent of the value of the assets securing such indebtedness. The guarantees of a guarantor may be released under certain circumstances.

The Notes will accrue interest at an annual rate of 6.875% payable semiannually in arrears on February 1 and August 1 of each year, beginning on August 1, 2018. The Notes will mature on February 1, 2026, unless earlier exchanged, repurchased or redeemed.

Except as described below, the Notes may not be redeemed before February 1, 2021. Thereafter, some or all of the Notes may be redeemed at any time at specified redemption prices, plus accrued and unpaid interest to the redemption date. At any time prior to February 1, 2021, some or all of the Notes may be redeemed at a price equal to 100% of the aggregate principal amount thereof, plus a make-whole premium and accrued and unpaid interest to the redemption date. Also prior to February 1, 2021, up to 40% of the aggregate principal amount of the Notes may be redeemed at a redemption price of 106.875% of the aggregate principal amount thereof, plus accrued and unpaid interest, with the net proceeds of certain equity offerings.

If Meredith undergoes a change of control, the noteholders will have the right to require it to make an offer to repurchase all or any part of the Notes at a price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest to the repurchase date. If Meredith or certain of its subsidiaries engages in certain asset sales, Meredith will be required under certain circumstances to make an offer to purchase the Notes at 100% of the principal amount thereof, plus accrued and unpaid interest to the repurchase date.

On January 19, 2018 Meredith issued a press release announcing the pricing of the offering. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offers of the securities were made only by means of a confidential offering memorandum. These securities have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated January 19, 2018, titled “Meredith Corporation Announces Pricing of Senior Notes and Allocation of Senior Credit Facilities”

Forward Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 attached hereto contain forward-looking statements. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of Meredith and Time. Statements in this report that are forward-looking include, without limitation, statements related to Meredith’s proposed Notes offering and senior credit facilities such as the anticipated closing date, the anticipated use of proceeds and the terms of the Notes, including statements related to guarantors, redemption and interest accrual, and statements related to Meredith’s proposed acquisition of Time. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the timing to consummate the proposed merger, Notes offering and senior credit facilities and the risk that the transactions may not close.

For more discussion of important risk factors that may materially affect Meredith and Time, please see the risk factors contained in Meredith’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, and Time’s Annual Report on Form 10-K for the year ended December 31, 2016, both of which are on file with the U.S. Securities and Exchange Commission (the “SEC”), as well as in other filings Meredith and Time make with the SEC from time to time.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Meredith or Time. Neither Meredith nor Time assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Additional Information and Where to Find It

This communication is for informational purposes only, and it does not constitute an offer to purchase or a solicitation of an offer to sell any securities. The offer to purchase shares of Time’s common stock is being made pursuant to a Tender Offer Statement on Schedule TO, as amended, originally filed by Meredith Corporation with the SEC on December 12, 2017. Time filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer on December 12, 2017. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS, INCLUDING THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF TIME INC. COMMON STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the offer, which is named in the tender offer statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION

/s/ Joseph Ceryanec
Joseph Ceryanec
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: January 19, 2018